                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


Akron, Inc.
Astor Partners Inc.
Bay-Guard Ltd.
Bridger Investments
Bridgewater Commons Retail Center, LLC
Brookshire Partners
Bustleton Partners
Centerpoint Associates
Clixnbricks.com, Inc.
Corp. of Charleston
G.C. Acquisition Corp.
Great Barrington Realty Company, Inc.
Hamburg Wellness Partners
Harvest Properties Corp.
Hayden Plaza North Associates GP
Inwell Investors
Justice Investments Assoc., LTD
K & S Mortgage Investments, LLC
KCH Acquisition, Inc.
KD Baybrook 584, Inc.
KD Chandler 436, Inc.
KD Fountain Hills 429, Inc.
KD Frankfort 488, Inc.
KD Gilbert Fiesta 443, Inc.
KD Hillsborough 441, Inc.
KD Hope Valley 431, Inc.
KD Orange 486, Inc.
KD Ray Road 433, Inc.
KD Spring Cypress 487, Inc.
KD Stonecrest 432, Inc.
KF Skokie, L.L.C.
Kimcade, Inc.
Kimco 118 O/P, Inc.
Kimco 120 O/P, Inc.
Kimco 413 B, Inc.
Kimco 420, Inc
Kimco 632, Inc.
Kimco Acadiana 670, Inc.
Kimco Aldine, L.P.
Kimco Altimonte Springs 636, Inc.
KRC Amarillo 879, Inc.
Kimco Anaheim, Inc.
Kimco Augusta 635, Inc.
Kimco Autoventure, Inc.
Kimco Auto Fund, LP
Kimco Austin 589, Inc.
Kimco Austin, LP
Kimco Bangor 200, Inc.
Kimco Barclay Fountain Hills L.P.
Kimco Barclay Peoria Crossing L.P.
Kimco Baton Rouge 666, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES


Kimco Blackwood 644, Inc.
Kimco Boulder 688, Inc.-
Kimco Bradenton 698, Inc.
Kimco Bucks 651, Inc.
Kimco Bucks 651 Trust
Kimco Burleson 496, Inc.
Kimco Burleson L.P.
Kimco Bustleton 612, Inc.
Kimco Cambridge 242, Inc.
Kimco Canton 182, Inc.
Kimco Capital Corp.
Kimco Carrollwood 664, Inc.
Kimco Cary Limited Partnership
Kimco Cary 696, Inc.
Kimco Cedar Hill Crossing 712, Inc.
Kimco Cedar Hill Crossing, LP
Kimco Casa Paloma 592, Inc.
Kimco Charlotte 192, Inc
Kimco Charlotte Limited Partnership
Kimco Charleston 631, Inc.
Kimco of Cherry Hill, Inc.
Kimco Cinnaminson 645, Inc.
Kimco Clawson 143, Inc.
Kimco Colfax 681, Inc.
Kimco Columbus, Inc.
Kimco Concourse, Inc.
Kimco Construction Corp.
Kimco Coral Springs 623, Inc.
Kimco Cottman 294, Inc.
Kimco Cranston 691, Inc.
Kimco Cross Creek 607, Inc.
Kimco Dayton, Inc.
Kimco Delaware, Inc.
Kimco Denver 680, Inc.
Kimco - Derito Casa Paloma, LLC
Kimco/ De Rito Gilbert Fiesta, LLC
Kimco/De Rito Hamstra Square, LLC
Kimco/DE Rito Ray & McClintock, LLC
Kimco Developers Baybrook, Ltd.
Kimco Developers, Inc.
Kimco Development of 31 South, Inc.
Kimco Development of Aiken, Inc.
Kimco Development of Braddock Hills, Inc.
Kimco Development of Gastonia, Inc.
Kimco Development of Giants, Inc.
Kimco Development of Greenwood O/P Inc.
Kimco Development of Hampton Bays Inc.
Kimco Development of Kettering, Inc.
Kimco Development of McIntosh Sarasota, Inc.
Kimco Development of Mentor, Inc.
Kimco Development of Muskegon, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimco Development of New Kensington, Inc.
Kimco Development of Seminole Sanford, Inc.
Kimco Development of Springboro Pike, Inc.
Kimco Development of Troy, Inc.
Kimco Development of Tyvola, Inc.
Kimco Development of Wooster, Inc.
Kimco DeSoto 593, Inc.
Kimco Downers Park 764, Inc.
Kimco Dover, LLC
Kimco Dover 501, Inc.
Kimco Durham 639, Inc.
Kimco Durham Limited Partnership
Kimco East Bank 689, Inc.
Kimco Eleven Mtg. Corp.
Kimco Enfield 611, Inc.
Kimco Engelwood 683, Inc.
Kimco Exchange Place Corp.
Kimco Farmington 146, Inc.
Kimco Florence 646, Inc.
Kimco Forum 717, Inc.
Kimco Forum at Olympia, L.P.
Kimco Frankfort Limited Partnership
Kimco Ft. Collins 367, Inc.
Kimco Ft. Pierce 147, Inc.
Kimco Funding LLC
Kimco Gallery 660, Inc.
Kimco Gallery 660 Trust
Kimco Garland 642, Inc.
Kimco Gastonia Limited Partnership
Kimco Gates 149, Inc.
Kimco Geneva 822, Inc.
Kimco Giants Trust
Kimco Glenstone Ave. 789, Inc.
Kimco Governors Marketplace 317, Inc.
Kimco Governors Marketplace II 318, Inc.
Kimco Governors Marketplace, Ltd.
Kimco Governors Marketplace II. Ltd.
Kimco Great Barrington 609, Inc.
Kimco Green Orchard 606, Inc.
Kimco Greenridge 674, Inc.
Kimco Greenville 676, Inc.
Kimco Hamburg Trust
Kimco Harrisburg Trust
Kimco Hayden Plaza 640, Inc.
Kimco Hazelwood Inc. (F/K/A KRC Missouri Inc. & F/K/A KRC State Ave 807, Inc) Kimco of Hermitage, Inc.
Kimco of Hickory Hollow, Inc.
Kimco Holmdell 708, Inc.
Kimco Hope Valley Limited Partnership
Kimco Houma 274, LLC

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimco of Huntington, Inc.
Kimco Income REIT
Kimco Income REIT, Inc.
Kimco Income Operating Partnership, L.P.
Kimco Joplin 707, Inc.
Kimco Juan Tabo Plaza 591 Inc.
Kimco Kent 637, Inc.
Kimco Kissimmee 613, Inc.
Kimco KML, Inc.
Kimco KML Trust
Kimco L-S Limited Partnership
Kimco Lafayette 671, Inc.
Kimco Lafayette Market Place 697, Inc.
Kimco Lafayette Wellness, LLC
Kimco Lakeland 123, Inc.
Kimco Lakewood 684, Inc.
Kimco Landmark Station 275, Inc.
Kimco Largo 139, Inc.
Kimco Largo 196, Inc.
Kimco Lexington 140, Inc.
Kimco L.G. 709, Inc.
Kimco Lubbock 678, Inc.
Kimco Lubbock, L.P.
Kimco Magnolia Square, L.P.
Kimco Management of Maryland, Inc
Kimco Management of New Jersey, Inc.
Kimco Manassas 672, Inc.
Kimco Maplewood 673, Inc.
Kimco Melbourne 616, Inc.
Kimco Mesa 679, Inc.
Kimco Mesquite, L.P.
Kimco Miamisburgh 714, Inc,
Kimco Missouri Development Corp.
Kimco Morrisville 648, Inc.
Kimco Morrisville 648 Trust
Kimco Mountainside Plaza 647, Inc.
Kimco Mt. Dora 677, Inc.
Kimco of Nanuet, Inc.
Kimco New Kensington Trust
Kimco No. Brunswick 617, Inc.
Kimco North Carolina TRS, Inc.
Kimco North Holdings, Inc.
Kimco North Holdings II, Inc.
Kimco North Holdings III, Inc.
Kimco North Rivers 692, Inc.
Kimco North Trust I
Kimco North Trust II
Kimco Oak Park Commons 596, Inc.
Kimco of Oakview, Inc.
Kimco Ocala 665, Inc.
Kimco 837 O/P, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimco O P, Inc.
Kimco O/P 664, Inc.
Kimco Opportunity, Inc.
Kimco Orlando 638, Inc.
Kimco Northwest Square 597, Inc.
Kimco Palm Plaza, L.P.
Kimco of Pennsylvania Trust
Kimco Peoria 476, Inc.
Kimco Piers 716, Inc.
Kimco Preferred Investor I, Inc.
Kimco Properties Nashville, Inc.
Kimco Purchasing Agency Corp.
Kimco Palmer Park 654, Inc.
Kimco Peppertree, Inc.
Kimco Port Washington 675, Inc.
Kimco Raleigh 177, Inc.
Kimco Raleigh Limited Partnership
Kimco Ralph's Corner 659, Inc.
Kimco Ralph's Corner 659 Trust
Kimco Realty Services, Inc.
Kimco Regency Plaza 207, Inc.
Kimco Retail Opportunity Portfolio, LLC
The Price REIT, Inc.
(named changed from
REIT Sub, Inc. / Merger Sub, Inc.)
Kimco Richmond 800, Inc.
Kimco of Ridgewood 615, Inc.
Kimco Rivergate 588, Inc.
Kimco Rivergate LP
Kimco Rivers Ave. 622, Inc.
Kimco Riverwalk 595, Inc.
Kimco Riverwalk, L.P.
Kimco Route 64 479, Inc.
Kimco Sacramento 788, Inc.
Kimco San Ramon 759, Inc.
Kimco Santee 705, Inc.
Kimco Sand Lake 618, Inc.
Kimco Sarasota 378, Inc.
Kimco Savannah 185, Inc.
Kimco Select Chicago, LLC
Kimco Select Chicago 693, LLC
Kimco Select Chicago 694, LLC
Kimco Select Chicago 695, LLC
Kimco Select Hamburg, L.P.
Kimco Select Henderson, LLC
Kimco Select Investments, Inc.
Kimco Select Philmed, Inc.
Kimco Select Philmed, LP
Kimco Select Services, LLC
Kimco Select Services II, LLC
Kimco Select Warrington, L.P.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimco Select Trexler, L.P.
Kimco Sharonville 276, Inc.
Kimco Sharpstown 719, Inc.
Kimco Sharpstown, L.P.
Kimco of Springfield 625, Inc.
Kimco of Springfield, Inc.
Kimco Springfield 869, Inc.
Kimco Southdale 757, Inc.
Kimco South Parker 682, Inc.
Kimco South Miami 634, Inc.
Kimco Southington 610, Inc.
Kimco Spring Creek 686, Inc.
Kimco Spring Cypress LP
Kimco Stockton 324, Inc.
Kimco Stonecrest LP
Kimco of Stuart 619, Inc.
Kimco St. Charles, Inc.
Kimco of Tampa, Inc.
Kimco Tallahassee 715, Inc.
Kimco Tampa 470, Inc.
Kimco Tampa L.P.
Kimco Title Corporation
Kimco Temecula 762, Inc.
Kimco Towson 621, Inc.
Kimco Trexler 663, Inc.
Kimco Trolley Station 594, Inc.
Kimco Trolley Station LP
Kimco Quincey 685, Inc.
Kimco Valley Hi 687, Inc.
Kimco W.C. II 477, Inc.
Kimco W.C. 478, Inc.
Kimco West Melbourne 668, Inc.
Kimco W-S Limited Partnership
Kimco Wakefield 485 Limited Partnership
Kimco Wakefield Commons 485, Inc.
Kimco Wakefield Commons II LP
Kimco Wakefield Crossings LP
Kimco Wakefield Route 64 LP
Kimco Waterbury 608, Inc
Kimco Warrington, Inc.
Kimco Warrington 652, Inc.
Kimco West Palm Beach 633, Inc.
Kimco Western, LLC
Kimco Western Realty TRS, Inc.
Kimco Westerville 178, Inc.
Kimco Westmont 614, Inc.
Kimco White Lake 667, Inc.
Kimco WM 148, Inc.
Kimco WM 148 Trust
Kimco Woodforest 655, Inc.
Kimco Woodforest, L.P.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimco Yonkers 801, Inc.
KIMGE, Inc.
Kimguar Corp.
Kimvest Inc.
KIOP Acquisition, LLC
Norber Corporation
Price / Fry LLC
Price / Baybrook Ltd.
Price REIT Renaissance Partnership, LP
Price Tennessee, Inc.
Price Tennessee Properties, LP
Rockingham 620, Inc.
Sanndrel of Pennsylvania Trust
Smithtown Venture, LLC
St. Andrews Shopping Center
St. Andrews Shopping Center Corp. of Charleston
The Kimco Corporation
Vadborn Realty Corp.
Woodso Corp.
KIMSM, INC.
KIMSM, LLC
KIMSM, L. P.
Kimsquare Bridgeton 472, Inc.
Kimsquare Chippewa 460, Inc.
Kimsquare Dale City 475, Inc.
Kimsquare DC 471, Inc.
Kimsquare Glen Burnie 474, Inc.
Kimsquare Laurel 470, Inc.
Kimsquare Homewood 461, Inc.
Kimsquare Southgate 473, Inc.
Kimsward Corp.
Kimsward LLC
Kimsward LP
Kimsworth Arkansas, Inc.
Kimsworth of Alabama, Inc.
Kimsworth of Arizona, Inc.
Kimsworth of Colorado, Inc.
Kimsworth of Florida, Inc.
Kimsworth of Georgia, Inc.
Kimsworth of Illinois, Inc.
Kimsworth of Indiana, Inc.
Kimsworth of Iowa, Inc.
Kimsworth of Kansas, Inc.
Kimsworth of Louisiana, Inc.
Kimsworth of Maryland, Inc.
Kimsworth of Michigan, Inc.
Kimsworth of Minnesota, Inc.
Kimsworth of Mississippi, Inc.
Kimsworth of Missouri, Inc.
Kimsworth of Montana, Inc.
Kimsworth of Nebraska, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimsworth of New Jersey, Inc.
Kimsworth of New Mexico, Inc.
Kimsworth of Ohio, Inc.
Kimsworth of Pennsylvania, Inc.
Kimsworth of South Carolina, Inc.
Kimsworth of Texas, Inc.
Kimsworth of Virginia, Inc.
Kimsworth Plano 768, Inc.
Kimsworth, Inc.
Kimven Corporation
Kimven II Corp. (dissolved to Kimven Corp.)
KIOP Branford LLC
KIOP Delran L.P.
KIOP Enfield L.P.
KIOP Forest Ave. L.P.
KIOP Foxboro L.P.
KIOP Meadowbrook L.P.
KIOP Merrick L.P.
KIOP Mill Basin L.P.
KM Freemont, Inc.
KRC Acquisition Corp.
KRC Addison 898, Inc.
KRC Alton 802, Inc.
KRC Amarillo 879, Inc.
KRC Arlington 866, Inc.
KRC Arlington Heights 896, Inc.
KRC Aurora 890, Inc.
KRC Belleville, Inc.
KRC Bridgeton875, Inc.
KRC Bridgeview 894, Inc.
KRC Calumet City 836, Inc.
KRC Carbondale 848, Inc.
KRC Champaign 870, Inc.
KRC Christy 804, Inc.
KRC Corpus Christi 878, Inc.
KRC Cresthill 868, Inc.
KRC Crestwood 887, Inc.
KRC Creve Coeur 830, Inc.
KRC Crystal City 850, Inc.
KRC Crystal Lake 891, Inc.
KRC Decatur 797, Inc.
KRC Dubuque 847, Inc.
KRC Edmond 876, Inc.
KRC Elgin 860, Inc.
KRC Fairview Heights 881, Inc.
KRC Forest Park 862, Inc.
KRC Irving 867, Inc.
KRC Independence 806, Inc.
KRC Joplin 889, Inc.
KRC Kirkwood 803, Inc.
KRC Kostner 853, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

KRC Lemay 834, Inc.
KRC Macarthur Blvd 799, Inc.
KRC Manchester 872, Inc.
KRC Melrose Park 888, Inc.
KRC Merrillville 849, Inc.
KRC Midwest City 857, Inc.
KRC Mishawaka 895, Inc.
KRC Moline 794, Inc.
KRC Mundelien 874, Inc.
KRC N. Rockwell 882, Inc.
KRC Niles 865, Inc.
KRC Norridge 845, Inc.
KRC Oak Lawn 835, Inc.
KRC O'Fallon DC 861, Inc.
KRC Orland Park 809, Inc.
KRC Overland Park 805, Inc.
KRC Paducah 795, Inc.
KRC Peterson Ave 893, Inc.
KRC Pulaski 841, Inc.
KRC Rockford 796, Inc.
KRC S Shields 871, Inc.
KRC Schaumberg 855, Inc.
KRC Shawnee 884, Inc.
KRC Southbend 883, Inc.
KRC St. Charles 798, Inc.
KRC St. Joseph 880, Inc.
KRC State Avenue 807 Inc.
KRC Streamwood 897 Inc.
KRC Tulsa 859, Inc.
KRC Waukegan 886, Inc.
KRCV Corp.
KIR Amarillo, L.P.
KIR Amarillo 879, Inc.
KIR Arboretum Crossing, L.P.
KIR Arboretum Crossing 564, Inc.
KIR Augusta I 044, LLC
KIR Augusta 044A, LLC
KIR Augusta II L.P.
KIR Aurora 012, LLC
KIR Bayhill Plaza 024, LLC
KIR Bellingham, L.P.
KIR Bellingham 542, Inc.
KIR Boynton, L.P.
KIR Boynton 005, L.L.C.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

KIR Brandon 011, LLC
KIR Branford 034, LLC
KIR Bridgewater 573, LLC
KIR Cary 002, LLC
KIR Cary Limited Partnership
KIR Champaign L.P.
KIR Champaign 043, LLC
KIR Charleston 036 LLC
KIR Cityplace Market, L.P.
KIR Cityplace Market 565, Inc.
KIR Colerain 017, LLC
KIR Copiague, L.P.
KIR Copiague 545, Inc.
KIR Covina LP
KIR Covina 037, LLC
KIR Delran L.P.
KIR Delran 032, LLC
KIR East Wichita, L.P.
KIR East Wichita 814, Inc.
KIR Enfield L.P.
KIR Enfield 029, LLC
KIR Fairfax, L.P.
KIR Fairfax 547, Inc.
KIR Federal Way 035, LLC
KIR Folsom L.P.
KIR Folsom 015, LLC
KIR Forest Ave. L.P.
KIR Forest Ave. 031, LLC
KIR Foxboro L.P.
KIR Foxboro 033, LLC
KIR Garland, L.P.
KIR Garland 566, Inc.
KIR Garland 549, Inc.
KIR Georgesville 019, LLC
KIR Glen Cove 025, LLC
KIR Glendale, L.P.
KIR Glendale 549, Inc.
KIR Greensboro, L.P.
KIR Greensboro 550, Inc.
KIR Henry Street 021, LLC
KIR Hickory Hollow, L.P.
KIR Hickory Hollow 004, LLC
KIR Huber Heights, L.P.
KIR Huber Heights 006, LLC
KIR Joplin, L.P.
KIR Joplin 889, Inc.
KIR Key Largo 022, LLC
KIR Lake Mary 023, LLC
KIR Latham Farms 008, LLC
KIR Latham Farms, LP
KIR Lewisville, L.P.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

KIR Lewisville 568, Inc.
KIR Manchester, L.P.
KIR Manchester 872, Inc.
KIR Maple Grove L.P.
KIR Maple Grove 014, LLC
KIR Meadowbrook L.P.
KIR Meadowbrook 027, LLC
KIR Merrick L.P.
KIR Merrick 028, LLC
KIR Memphis BBB 013, LLC
KIR Memphis BBB, L.P.
KIR Middletown 041, LLC
KIR Mill Basin L.P.
KIR Mill Basin 030, LLC
KIR Minnetonka, L.P.
KIR Minnetonka 552, Inc.
KIR Montebello LP
KIR Montebello 040, LLC
KIR Montebello 040A, LLC
KIR Munsey Park 020, LLC
KIR New Hope Commons Limited Partnership
KIR New Hope Commons 016, LLC
KIR Norman 001, LLC
KIR Norman 001A, LLC
KIR Northside Market Place 007, LLC
KIR Northside Market Place, LP
KIR Northwest Square L.P.
KIR Northwest Square 597, LLC
KIR Oak Park, L.P.
KIR Oak Park 596, Inc.
KIR Oxnard, L.P.
KIR Oxnard 556, Inc.
KIR Pasadena 010, LLC
KIR Pasadena 010A, LLC
KIR Pasadena II L.P.
KIR Pasadena, LP
KIR Piers L.P.
KIR Piers 716, LLC
KIR Portfolio I L.P.
KIR Portfolio I, LLC -
(f.k.a. KIR Acquisition LLC)
KIR Richardson, L.P.
KIR Richardson 572, Inc.
KIR San Ramon, L.P.
KIR San Ramon 759, LLC
KIR Silo Bellingham 542, LLC
KIR Smoketown Station, L.P.
KIR Smoketown Station 562, Inc.
KIR Snellville LP
KIR Snellville 048 LLC
KIR Tampa 003, LLC

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

KIR Tampa 003A, LLC
KIR Temecula, L.P.
KIR Temecula 762, LLC
KIR Torrance LP
KIR Torrance 038, LLC
KIR Tri-County 018, LLC
KIR Trust
KIR Vista Balboa LP
KIR Vista Balboa 039, LLC
KIR West Wichita, L.P.
KIR West Wichita 815, Inc.
KIR Westgate Market, L.P.
KIR Westgate Market 561, Inc.
KIR Yonkers 026, LLC
KSI Acquisition, LLC
KSI Cary 483, LLC
KSI Cincinnati 482, LLC
KSI Convenience, LLC
KSI Fairfield 480, LLC
KSI Memphis 484, LLC
KSI Mortgage, LLC
KSI Trust
Shrewsbury KSI 481, LLC
Manmort, Inc.
Manhasset Venture, LLC
Massapequa KSI Venture, LLC
Mohegan Construction Corp.
Mohegan Development Corp.
Norber Trust
Pryce/Fry, LLC
Warm Springs Promenade, LLC
Warrington Wellness, LLC
AUK Realty
East End Operating Corp.
Harvest Properties, Inc.
Harvest of Texas, Inc.
Harvest of Nashville, Inc.
The Kimco Corporation
McCormick Realty, LP
McKim Corp.
McMort Corp.
GC Buffalo Corp.
Kimco Michigan, Inc.
Kimco of Evansville, Inc.
Kimzay Corporation
Kimzay of Florida, Inc.
Kimzay of Illinois, Inc.
Kimzay of Charlotte, Inc.
Kimzay Georgia, Inc.
Kimzay Missouri, Inc.
Kimzay Greenwood, Inc.

                            KIMCO REALTY CORPORATION
                                  SUBSIDIARIES

Kimzay Bloomington, Inc.
Kimzay Winston-Salem, Inc.
Kimco of Racine, Inc.
Kimzay Benton Harbor, Inc.
Kimzfern, Inc.
Kimzadd, Inc.
Kimzlar, Inc.
Kimzgate, Inc.
Kimzwood, Inc.
Passive Investors, Inc.
Kimco University Company
Winterhaven
Kimco Riviera, T.I.C.
Kimco Bradenton, T.I.C.
Sample Plaza, T.I.C.
Belvedere Plaza McD, T.I.C.
Lehigh Wellness Partners
Kimcal Corporation
Kimco Eagledale, Inc.
Kimco of Ohio, Inc.
Kimco Livonia, Inc.
Kimco BT Corp.
Kimco Laurel, Inc.
Sanndrel, Inc.
Kimco of Syosset, Inc.
Kimco of Pennsylvania, Inc.
Kimco of Illinois, Inc.
Kimco of New England, Inc.
Kimco of Utah, Inc.
Milmar Realty Corp.
Permelynn Corporation
Kimco of North Carolina, Inc.
Kimco of Georgia, Inc.
Kimco of Missouri, Inc.
Kimco of Tennessee, Inc.
Kimcoast of Warren, Inc.
AUK Realty Corporation
Kimco Columbus, Inc.
Fox Hill II, Inc.
Manetto Hills Associates, Inc.
Fox Hill Poughkeepsie, Inc.
Brenda Properties, Inc.
Kimco of North Miami, Inc.
44 Plaza, Inc.
Kimco of Millerode, Inc.
Kimco of New York, Inc.
Kimco of Lake Worth, Inc.
Permelynn of Georgia, Inc.
Permelynn of Bridgehampton, Inc.
Rich Hill, Inc.